UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2016

PETROSHARE CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-37943 (Commission File Number)	46-1454523 (I.R.S. Employer Identification No.)

7200 S. Alton Way, Suite B-220

Centennial, Colorado 80112

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (303) 500-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry Into a Material Definitive Agreement.

On December 29, 2016, PetroShare Corp. (the “Company”) entered into a placement agent agreement with an effective date of December 16, 2016 (the “Placement Agent Agreement”), pursuant to which the placement agent agreed to offer in a private placement up to 120 units of the Company (“Units”) at $50,000 per Unit (the “Private Placement”). Each Unit is comprised of a 10% unsecured convertible promissory note in the face amount of $50,000 (“Note”) and 33,333 common stock purchase warrants (“Warrant”). The Placement Agent Agreement provides that the Units will be offered by the placement agent on a 20 Unit minimum, “all or none,” 120 Unit maximum “best efforts” basis, for a total offering of $6,000,000. The Company has the option to accept subscriptions for an additional 30 Units ($1,500,000) to cover over-subscriptions.

The initial closing of the Private Placement occurred on December 30, 2016. The Company entered into subscription agreements (“Subscription Agreement”) with 25 individuals, including six of the Company’s officers or directors, for the purchase of a total of 38.852 Units. The Company received gross proceeds of $1,942,600 before placement agent fees and other expenses associated with the transaction. The Company intends to use the proceeds from the Private Placement for drilling and leasing activity, general and administrative expenses, and working capital. The Private Placement was made solely to certain “accredited investors” within the meaning of the federal securities laws.

Notes

Each Note sold in the Private Placement is one of a series of similar Notes designated the “10% Unsecured Convertible Promissory Notes” with the series totaling a maximum amount of $7,500,000. The Notes bear interest at the rate of 10% per year and are due and payable on December 31, 2018.  Interest is payable semi-annually beginning June 30, 2017 and until the Notes are paid in full. At any time after issuance, the principal amount of the Notes and any accrued but unpaid interest are convertible into shares of the Company’s common stock at the option of the holder at the rate of $1.50 per share. The conversion price will be proportionately adjusted in the event of any stock splits, stock dividends or a capital reorganization.

The Company may force a conversion of the Notes at any time after June 30, 2017 if and when all of the following conditions are satisfied:

•                  Shares of common stock into which the Notes are convertible have been registered for sale with the Securities and Exchange Commission (“SEC”) or are eligible for resale under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”);

•                  The last sales price of the Company’s common stock on the OTCQB or other trading market equals or exceeds $3.00 for 20 out of 30 trading days and maintains an average daily trading volume of at least 100,000 shares per day during that time; and

•                  The Company has paid or pays at the time of conversion an amount that would result in the holder having received a minimum of 12 months’ interest.

Pursuant to an agreement among lenders executed by each purchaser in the Private Placement, the holders of the Notes may appoint an agent to take certain action on their behalf.  The holders of a two-thirds majority in outstanding principal amount of the Notes may appoint the agent to enforce their rights under the Notes, including the right to declare a default and to file suit to enforce their rights in the event of a default.  Events of default under the Notes include failure on the part of the Company to make payments of interest or principal when due; the Company’s breach of a representation, warranty or covenant contained in the Notes; or the Company’s common stock is no longer listed on a public trading market. Pursuant to the agreement among lenders, the holders of a two-thirds majority of the Notes may also vote to subordinate the Notes to a subsequent lender. A representative of the placement agent has agreed to act as the agent on behalf of the holders of the Notes.

Warrants

Each Warrant allows the holder to purchase one share of the Company’s common stock at a price of $3.00 per share at any time on or before December 31, 2019.  The exercise price of the Warrants, as well as the shares issuable upon the exercise of the Warrants, is subject to adjustment in the event of any stock splits, stock dividends or a capital reorganization.

The Company shall have the right to redeem any or all of the outstanding and unexercised Warrants at a redemption price of $0.01 per Warrant in the event (i) a registration statement covering the shares of the common stock issuable upon exercise of the Warrant has been filed with the SEC and is in effect on the date of notice and the redemption date contained therein, (ii) there exists a public quotation for the common stock in any electronic quotation medium, and (iii) the public trading price of the Company’s common stock has equaled or exceeded $5.00 per share for 20 out of 30 trading days preceding the date of such notice with a volume of at least 100,000 shares per day.  The holders of the Warrants called for redemption shall have the right to exercise the Warrants evidenced thereby until the close of business on the date next preceding the date fixed for redemption.  On or after the date fixed for redemption, the holder of the Warrants shall have no rights with respect to the Warrant except the right to receive $0.01 per Warrant upon surrender of the holder’s Warrant certificate.

Registration Provisions

Subject to certain limitations in connection with an offering of securities, the Company agreed to include the shares issuable upon conversion of the Notes and exercise of the Warrants in any future registration statement the Company files with the SEC. In connection with any registration referred to above, and if necessary following consultation with legal counsel, the Company will use reasonable efforts to cause the common stock so registered to be registered or qualified for sale under the securities laws of Colorado, New York and such other states in which purchasers in the Private Placement reside.

Placement Agent Agreement

Pursuant to the Placement Agent Agreement, the Company agreed pay the placement agent a commission of 10% of the gross proceeds of the Private Placement and issue the placement agent warrants to purchase 3,333 shares of the Company’s common stock for each full Unit sold. The placement agent may allow other registered broker-dealers to participate in the Private Placement, and it may re-allow a portion of its compensation to such participating broker-dealers. The Company paid the placement agent a $10,000 due diligence fee and agreed to pay any additional expenses incurred by the placement agent up to a maximum of $5,000. The Company agreed to indemnify and hold harmless the placement agent and participating dealers against standard claims under the Securities Act, state securities laws, and common law.

The offer and sale of securities in the Private Placement were made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act, including pursuant to Rule 506 thereunder.  Such offers and sales were made solely to “accredited investors” under Rule 506 and were made without any form of general solicitation. All of the securities issued in the Private Placement are restricted from resale in accordance with applicable securities laws.

This Form 8-K is neither an offer to sell any securities, nor a solicitation of an offer to buy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02                                           Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Caution Concerning Forward-Looking Statements

This report contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as of the date of this report, the Company’s estimates, forecasts, projections, expectations or beliefs as to certain future events and results.  These forward-looking statements include, among others, statements regarding and plans and objectives of management for future operations. Forward-looking statements and information are necessarily based on a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, technical, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information.

Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to receipt of working capital, the level of success in exploration, development and production activities, possible defects in title to properties, the ability to negotiate acceptable surface-use agreements with landowners, fluctuations in the market price of crude oil and natural gas, industry risks, possible federal and/or state initiatives related to regulation of hydraulic fracturing, risks related to permitting and the projected timeframes to receive the necessary permits, environmental risks and hazards, uncertainty as to calculation of crude oil and natural gas resources and reserves and other risks described in the Company’s report on Form 10-K for the year ended December 31, 2015 and other reports filed with the Securities and Exchange Commission. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law.

All forward-looking statements and information made in this report are qualified by this cautionary statement.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PetroShare Corp.

Date: January 5, 2017	By:	/s/ Stephen J. Foley
Stephen J. Foley, Chief Executive Officer